     MORGAN STANLEY INSTITUTIONAL FUND TRUST - INVESTMENT GRADE FIXED INCOME
                                    PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2009 - MARCH 31, 2010

                                                                     AMOUNT OF
                                      OFFERING                        SHARES
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND
---------------- ---------- -------- --------- -------------------- ----------

    Boston       10/06/09      --      $99.931    $7,000,000,000.00    250,000
Properties LP
  5.875% due
  10/15/2019

 Commonwealth    10/08/08      --      $99.448    $1,500,000,000.00    155,000
   Bank of
  Australia
  5.000% due
  10/15/2019

   % OF    % OF
 OFFERING  FUNDS
PURCHASED  TOTAL
 BY FUND  ASSETS       BROKERS        PURCHASED FROM
--------- ------ ------------------- ----------------

    0.04%  0.17%   BofA Merril       Banc of America
                      Lynch,
                      Citi,
                     deutsche
                       Bank
                   Securities,
                    BNY Mellon
                     Capital
                     Markets
                    LLC, Wells
                      Fargo
                   Securities,
                   Capital One
                   Southcoast,
                    Cmmerzbank
                    Corporates
                    & Markets,
                    Mitsubishi
                       UFJ
                   Securities,
                   PNC Capital
                     Markets
                    LLC, RBS,
                      Scotia
                     Capital,
                     SunTrust
                     Robinson
                    Humphrey,
                        TD
                   Securities,
                       U.S.
                     Bancorp
                   Investments
                       Inc.

    0.01%  0.08%    Goldman,         Goldman Sachs
                     Sachs &
                    Co., J.P.
                      Morgan
                    Securities
                      Inc.,
                      Morgan
                    Stanley &
                       Co.
                   Incorporated,
                   Commonwealth
                     Bank of
                    Australia

Amphenol Corp    10/29/09      --      $99.813      $600,000,000.00     75,000
  4.750% due
  11/15/2014

    Quest        11/12/09      --      $98.491      $500,000,000.00     65,000
 Diagnostics
 Inc. 4.750%
due 1/30/2020

    Waste        11/12/09      --      $99.466      $600,000,000.00     50,000
  Management
 Inc. 6.125%
due 11/30/2039

    0.01%  0.05%      BofA           Bank of America
                     Merrill
                     Lynchg,
                     Deutsche
                       Bank
                   Securities,
                       J.P.
                     Morgan,
                   wells Fargo
                   Securities,
                    Mitsubishi
                       UFJ
                   Securities,
                      Mizuho
                    Securities
                    USA Inc.,
                     RBS, TD
                    Securities

    0.01%  0.07%      BofA            Bank of America
                     Merrill
                      Lynch,
                      Morgan
                    Stanley ,
                    RBS, Wells
                      Fargo
                   Securities,
                     Barclays
                     Capital,
                     Calyon,
                       J.P.
                     Morgan,
                    Mitsubishi
                       UFJ
                   Securities,
                       U.S.
                     Bancorp
                   Investments,
                       Inc.

    0.01%  0.05%      BNP            JP Morgan
                     PARIBAS,
                       J.P.
                     Morgan,
                      Scotia
                     Capital,
                   Wells Fargo
                   Securities,
                     CALYON,
                      Citi,
                     Comerica
                   Securities,
                      Daiwa
                    Securities
                     America
                      Inc.,
                     Goldman,
                     Sachs &
                       Co.,
                    Mitsubishi
                       UFJ
                   Securities,
                      Mizuho
                    Securities
                    USA Inc.,
                      Morgan
                     Keegan &
                     Company,
                       Inc.
                     SunTrust
                     Robinson
                    Humphrey,
                       U.S.
                     Bancorp
                   Investments,
                       Inc.

   Amerisource   11/16/09      --      $99.174      $400,000,000.00     30,000
     Bergen
 Corp. 4.875%
due 11/15/2019

  Hess Corp      12/09/09      --     $99.234       $750,000,000.00    100,000
  6.000% due
  1/15/2040

 Freddie Mac     01/06/10      --      $99.974    $4,000,000,000.00  1,700,000
  2.875% due
   2/9/2015

    0.01%  0.03%      BofA           Banc of America
                     Merrill
                   Lynch, J.P.
                     Morgan,
                     Barclays
                     Capital,
                     Deutsche
                       Bank
                   Securities,
                     Goldman,
                     Sachs &
                       Co.,
                    Mitsubishi
                       UFJ
                   Securities,
                      Mizuho
                    Securities
                    USA Inc.,
                   PNC Capital
                     Markets
                   LLC, Scotia
                     Capital,
                   Wells Fargo
                    Securities

    0.01%  0.10%    Goldman          JP Morgan
                     Sachs &         Securities, Inc.
                    Co., J.P.
                     Morgan,
                      Morgan
                     Stanley

    0.34%  1.80%    Deutsche         Deutsche Bank
                       Bank
                    Securities
                      Inc.,
                    Citigroup
                      Global
                     Markets
                      Inc.,
                     Barclays
                     Capital,
                       RBS
                    Securities
                      Inc.,
                      Morgan
                    Stanley &
                       Co.
                   Incorporated,
                     Finacorp
                    Securities

    Motiva       01/06/10      --      $99.804   $1,000,00,000,000.0    75,000
 Enterprises
  LLC 5.750%
due 1/15/2020

   Rabobank       1/8/10       --      $99.968       $1,750,000,000    365,000
 Nederland NV
  4.750% due
  1/15/2020

    Simon         1/19/10      --      $99.621       $1,250,000,000    100,000
   Property
   Group LP
  5.650% due
   2/1/2020

Adobe Systems    01/25/10      --      $99.387      $900,000,000.00 130,000
 Inc. 4.750%
 due 2/1/2020

    0.01%  0.08%     Credit          Credit Suisse
                     Suisse,         Securities (USA)
                       J.P.          LLC
                     Morgan,
                      Citi,
                     Calyon,
                       RBS,
                    Mitsubishi
                       UFJ
                   Securities,
                     SunTrust
                     Robinson
                     Humphrey

    0.02%  0.39%    Rabonbank        Credit Suisse
                   International,    Securities (USA)
                       BNP           LLC
                     Paribas,
                     Barclays
                     Capital,
                      Citi,
                      Credit
                     Suisse,
                      Daiwa
                    Securities
                       SMBC
                     Europe,
                     Goldman
                      Sachs
                   International,
                       J.P.
                     Morgan,
                     Merrill
                      Lynch
                   International,
                      Mizuho
                   International
                   plc, Morgan
                     Stanley,
                      Nomura
                   International,
                       UBS
                    Investment
                       Bank

    0.01%  0.11%    Citi, Morgan     Barclays
                    Stanley, RBS,    Capital, Inc.
                      Barclays
                      Capital,
                     CALYON, RBC
                       Capital
                   Markets, Fifth
                        Third
                     Securities,
                    Inc., Scotia
                      Capital,
                    Morgan Keegan
                     & Company,
                   Inc., SunTrust
                      Robinson
                      Humphrey

    0.01%  0.14%    BofA Merrill     Banc of America
                     Lynch, J.P.
                    Morgan, Citi,
                       Morgan
                   Stanley, Wells
                        Fargo
                     Securities,
                    BNP PARIBAS,
                   Credit Suisse,
                        Daiwa
                     Securities
                    America Inc.,
                   Mitsubishi UFJ
                   Securities, RBS

Nissan Master     1/27/10      --     $100.000         $900,000,000    250,000
 Owner Trust
 0.23063% due
  1/15/2015

 PNC Funding    02/03/2010     --      $99.861    $1,000,000,000.00    140,000
 Corp. 5.125%
 due 2/8/2020

   Pacific       02/04/10      --     $99.303       $450,000,000.00    100,000
  LifeCorp
 6.000% due
  2/10/2020

  Nationwide     02/18/10      --      $99.765      $800,000,000.00   385,000
   Building
   Society
  6.250% due
  2/25/2020

    0.03%  0.26%      RBS, BofA      RBS Securities
                   Merrill Lynch,
                      Barclays
                    Capital, BNP
                      PARIBAS,
                       Calyon
                     Securities,
                        HSBC,
                   Mitsubishi UFJ
                     Securities,
                       SOCIETE
                      GENERALE

    0.01%  0.015%    JP Morgan,      JP Morgan
                       Morgan
                    Stanley, PNC
                       Capital
                    Markets LLC,
                      Barclays
                    Capital, BofA
                   Merrill Lynch,
                        Citi

    0.02%  0.10%    BofA Merrill     UBS Warburg
                     Lynch, J.P.
                     Morgan, UBS
                     Investment
                   Bank, Barclays
                    Capital, BNP
                    PARIBAS, BNY
                   Mellon Capital
                    Markets, LLC,
                    CALYON, Citi,
                     Commerzbank
                    Corporates &
                      Markets,
                    Deutsche Bank
                     Securities,
                        HSBC,
                   Mitsubishi UFJ
                     Securities,
                     PNC Capital
                    Markets LLC,
                    RBS, SOCIETE
                    GENERALE, The
                      Williams
                   Capital Group,
                     L.P., U.S.
                       Bancorp
                    Investments,
                     Inc., Wells
                        Fargo
                     Securities,

    0.05%  0.41%      Barclays       Banc of America
                    Capital Inc.,
                       Banc of
                       America
                     Securities
                     LLC, Morgan
                    Stanley & Co.
                    Incorporated

Comcast Corp.    02/24/10      --      $99.899    $1,400,000,000.00   110,000
  5.150% due
   3/1/2020

  Municipal      03/05/10      --     $100.000    $1,012,235,000.00    175,000
   Electric
 Authority of
   Georgia
  6.655% due
   4/1/2057

    0.01%  0.12%    Deutsche Bank    Greenwich
                     Securities,     Capital
                   Mitsubishi UFJ
                     Securities,
                      RBS, UBS
                     Investment
                     Bank, BofA
                   Merrill Lynch,
                      Barclays
                    Capital, BNP
                   PARIBAS, Citi,
                        Daiwa
                     Securities
                    America Inc.,
                   Goldman, Sachs
                       & Co.,
                     J.P.Morgan,
                       Morgan
                   Stnaley, Wells
                        Fargo
                     Securities,
                      Broadpoint.
                       Gleacher,
                      SunTrust
                      Robinson
                      Humphrey,
                     Lloyds TSB
                      Corporate
                      Markets,
                       Mizuho
                   Securities USA
                      Inc., US
                       Bancorp
                    Investments,
                      Inc., BNY
                   Mellon Capital
                    Markets, LLC,
                    Loop Capital
                    Markets, LLC,
                    The Williams
                   Capital Group,
                   L.P., Blaylock
                     Robert Van,
                   LLC, M.R. Beal
                     & Company,
                   Ramirez & Co.,
                   Inc., Guzman &
                       Company

    0.02%  0.19%   Goldman, Sachs    Goldman Sachs
                    & Co., Morgan
                    Stanley, BMO
                       Capital
                   Markets, Citi,
                    J.P. Morgan,
                      Barclays
                    Capital, BofA
                   Merrill Lynch,
                   FirstSouthwest,
                     Wells Fargo
                     Securities

  Ameriprise     03/08/10      --      $99.761      $750,000,000.00     50,000
  Financial
 Inc. 5.300%
 due 3/15/20

 The City of     03/19/10      --     $100.000      $750,000,000.00     95,000
   New York
  5.968% due
  3/1/20236

    0.01%  0.05%   Goldman, Sachs    Goldman Sachs
                    & Co., Credit
                   Suisse, Morgan
                    Stanley, BofA
                   Merrill Lynch,
                     HSBC, J.P.
                    Morgan, Wells
                        Fargo
                     Securities

    0.01%  0.10%       Siebert       Siebert
                      Brandford      Branford Shank
                    Shank & Co.,
                      LLC, BofA
                   Merrill Lynch,
                     Citi, J.P.
                   Morgan, Morgan
                      Stanley,
                      Barclays
                    Capital, M.R.
                       Beal &
                      Company,
                      Fidelity
                       Capital
                      Markets,
                   Goldman, Sachs
                       & Co.,
                     Jefferies &
                    Company, Loop
                       Capital
                    Markets, LLC,
                   Ramirez & Co.,
                     Inc., Rice
                      Financial
                      Products
                      Company,
                     Roosevelt &
                        Cross
                    Incorporated,
                      Soutwest
                     Securities,
                   Inc., Wachovia
                   Bank, National
                    Association,
                       Cabrera
                       Capital
                    Markets, LLC,
                       Jackson
                     Securities,
                       Janney
                     Montgomery
                     Scott LLC,
                     Lebenthal &
                    Co., LLC, MFR
                     Securities,
                    Inc., Morgan
                      Keegan &
                   Company, Inc.,
                    Raymond James
                    & Associates,
                      Inc., RBC
                       Capital
                     Markets, TD
                     Securities

   Chicago       03/24/10      --     $100.000      $550,000,000.00    110,000
   Transit
  Authority
  6.200% due
  12/1/2040

    0.02%  0.12%   Goldman, Sachs    Goldman Sachs
                   & Co., Cabrera
                       Capital
                    Markets, LLC,
                      Blaylock
                     Robert Van,
                      LLC, BMO
                       Capital
                      Markets,
                   Duncan-Williams,
                        Inc.,
                     Jefferies &
                    Company, J.P.
                    Morgan, Loop
                       Capital
                    Markets, LLC,
                      Melvin &
                      Company,
                       Morgan
                      Stanley,
                   Wachovia Bank,
                      National
                     Association